                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 1998


                           HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



              DELAWARE                  0-9207                95-2841597
   (State or other jurisdiction of   (Commission File       (IRS Employer
           incorporation)               Number)           Identification No.)


           5605 N. MACARTHUR BLVD, SUITE 400                    75038
                     IRVING, TEXAS                            (ZIP Code)
        (Address of principal executive offices)


     Registrant's telephone number, including area code: (972) 753-6900

ITEM 5.         OTHER EVENTS

         On May 26, 1998, Harken Energy Corporation closed the sale of $85,000,000 of 5% Senior Convertible Notes in Europe. These Notes bear interest at 5% annually until maturity in the year 2003, unless earlier redeemed or converted. These Notes are convertible under certain conditions into shares of Harken common stock at a conversion price of $6.50 per share.

         The Notes have not been registered under the Securities Act of 1993, as amended (the "Act") and can not be offered or sold in the U.S. without registration under the Act or an exemption therefrom.

         A press release dated May 27, 1998, attached to this report as Exhibit
99.1 is incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         None.

(b)      Pro forma financial information.

         None.

(c)      Exhibits.

         Exhibit
         Number                   Description
         ------                   -----------
         99.1 --                  Press Release dated May 27, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HARKEN ENERGY CORPORATION




Date: May 27, 1998                      By: /s/ Gregory S. Porter
                                           -----------------------
                                            Gregory S. Porter
                                            Vice President - Legal

                               INDEX TO EXHIBITS

                                                                    Sequentially
                                                                      Numbered
   Exhibit No.                     Exhibit                              Page
   -----------                     -------                          ------------
       99.1             Press Release dated May 27, 1998